UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2017
SEMGROUP CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-34736	20-3533152
(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place
6120 S. Yale Avenue, Suite 1500
Tulsa, OK 74136-4231
(Address of Principal Executive Offices) (Zip Code)
(918) 524-8100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) SemGroup Corporation (the “Company”) recently solicited bids for audit services for 2017 from several independent auditors, including BDO USA, LLP (“BDO”), the Company’s existing auditor since 2008. As a result of this process and following careful consideration and deliberation, on February 26, 2017, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), approved the engagement of Grant Thornton LLP (“Grant Thornton”), as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017 and to perform interim review procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2017. On February 26, 2017, the Audit Committee dismissed BDO as the Company’s independent registered public accounting firm. BDO was notified of the Committee’s decision on February 27, 2017.

BDO’s audit reports on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2016 and 2015, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles generally accepted in the United States (“US GAAP”).

During the Company’s two most recent fiscal years and through the subsequent interim period through February 26, 2017, (i) there were no disagreements between the Company and BDO on any matters of US GAAP or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such years, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of the foregoing statements and requested a letter addressed to the U.S. Securities and Exchange Commission stating whether BDO agrees with the above statements. A copy of the letter, dated February 28, 2017, from BDO is attached as Exhibit 16 to this Form 8-K.

(b) As set forth above, the Committee approved the engagement of Grant Thornton as the Company’s new independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2017 and to perform interim review procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2017.

During the Company’s two most recent fiscal years ended December 31, 2016 and 2015, and during the subsequent interim period through February 26, 2017, neither the Company, nor anyone on its behalf, has consulted Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished herewith.

Exhibit No.	Description
16	Letter of BDO USA, LLP dated February 28, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION
Date: March 1, 2017
By: /s/ William H. Gault
William H. Gault
Secretary

EXHIBIT INDEX

The following exhibit is filed herewith.

Exhibit No.	Description
16	Letter of BDO USA, LLP dated February 28, 2017.